UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2016

Item 1. Report to Stockholders.

Semi-Annual Report
For the Six Months Ended September 30, 2016

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the authors as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is a market capitalization weighted index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index reflects the reinvestment of dividends and/or interest income and is not available for investment.

The Bloomberg Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

Duration measures the sensitivity of a fixed income security’s price (or the aggregate market value of a portfolio of fixed income securities) to changes in interest rates. Fixed income securities with longer durations generally have more volatile prices than those of comparable quality with shorter durations.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

All return and currency figures are shown in USD.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC. 23602

Table of Contents

Letter from the Chief Investment Officer	2

Manager Reviews, Fund Overviews and Schedules of Investments

Osterweis Fund
Portfolio Managers’ Review	4
Fund Overview	5
Schedule of Investments	6

Osterweis Strategic Income Fund
Portfolio Managers’ Review	8
Fund Overview	9
Schedule of Investments	10

Osterweis Strategic Investment Fund
Portfolio Managers’ Review	14
Fund Overview	16
Schedule of Investments	17

Osterweis Institutional Equity Fund
Portfolio Managers’ Review	22
Fund Overview	23
Schedule of Investments	24

Financial Statements

Statements of Assets and Liabilities	26

Statements of Operations	27

Statements of Changes in Net Assets
Osterweis Fund	28
Osterweis Strategic Income Fund	29
Osterweis Strategic Investment Fund	30
Osterweis Institutional Equity Fund	31

Financial Highlights
Osterweis Fund	32
Osterweis Strategic Income Fund	33
Osterweis Strategic Investment Fund	34
Osterweis Institutional Equity Fund	35

Notes to Financial Statements	36

Expense Examples	45

Additional Information	47

Approval of Investment Advisory Agreements	48

Privacy Notice	51

Letter from the Chief Investment Officer

October 12, 2016

Dear Investors,

We are now seven years into both an economic recovery and a bull market. Because the 2008 Great Financial Crisis and the subsequent economic recovery were unlike any other since the Great Depression, it makes sense to look back and see from whence we came and to look forward and try to see whether current trends can be sustained.

For starters, the Great Financial Crisis of 2008 was a balance sheet crisis, not a typical business cycle downswing. The housing bubble that led to the 2008 crisis was a debt-fueled mania and, as such, involved pretty much the entire financial system. Over the preceding two or three decades, banks and other financial institutions significantly increased their leverage and then, during the housing bubble, aggressively piled on loans of the most dubious credit worthiness (i.e., sub-prime). When these loans started to sour – as sub-prime typically does – the very existence of many financial institutions was threatened. If a lender is levered 20:1 and 5% of its loans default, its equity is wiped out and the lender goes bankrupt. Numerous companies either failed or had to be married off in government-sponsored shotgun weddings. The potential for a complete meltdown of the financial system was palpable.

Fortunately, the authorities did step in to rescue key players and pump needed liquidity into the system. The system survived. But in the aftermath of the crisis, a number of things changed. First, banks and other financial institutions were forced to de-lever. This caused banks to restrict credit, thus reducing the velocity of money and neutralizing much of the monetary stimulus the Federal Reserve was using to pump up the economy. Second, the consumer also needed to de-lever. So did businesses. This great de-levering was a major factor in assuring that the post-2008 recovery remained anemic and sluggish by historic standards.

Today, seven years after it began, the de-levering is pretty much complete, but neither consumers nor businesses are rushing to take on more debt, although larger public companies have been borrowing to buy back stock. An air of caution still permeates the economy.

Over the past seven years, businesses have grown profits quite significantly despite the anemic growth in the economy. Early in the recovery, profit margins expanded dramatically as corporations enjoyed the benefits of productivity gains following major post-financial crisis cost-cutting layoffs. They also benefitted from the ability to refinance high-cost debt at ever lower interest rates as monetary stimulus drove rates to historic lows. Today, both the productivity gains and the effect of cheaper financing have run their course, so the big question is whether corporations can sustain their current high profit margins or whether they will see them erode.

For the consumer, conditions are relatively favorable. Employment has grown steadily over the past seven years and the economy is approaching full employment. Fuel costs have dropped, thereby freeing up funds for other purposes. Moreover, wages appear to be rising in more and more industries, so the consumer should be able to sustain and, perhaps, even increase spending levels. We say this knowing full well that labor participation rates are lower than in the past, that many manufacturing jobs are lost forever and that there is a widening gulf between higher paying jobs requiring advanced skills and lower paying jobs requiring little skill. The point is that the consumer’s financial health is improving and this should benefit the economy over time.

Offsetting these favorable trends for consumer spending, however, is the perverse impact of low interest rates. To some extent, instead of stimulating growth, low rates cause consumers to save more, because in a low-interest-rate, low-return environment, one needs more assets (i.e., savings) to generate a given target income level.

Furthermore, the record low level of interest rates has had a similar perverse effect on business spending. Instead of borrowing to invest in new plants and equipment, businesses appear to be borrowing at ultra-low rates to repurchase their stock. Their borrowing costs are often lower than their dividend payouts, so companies can save cash by leveraging up to repurchase shares. This helps the stock market but does nothing to generate growth in the real economy.

Outside the U.S., economic growth appears subdued. China has clearly entered a slow growth phase as it evolves from an export- and infrastructure-driven economy to more of a consumer- and services-driven one. This has had spill-over effects in nearly all industrial commodities and in commodity-dependent economies such as Canada and Brazil. Developed economies such as Japan and Europe are all in slow-growth mode. So relatively speaking, the U.S. economy is

Letter from the Chief Investment Officer

looking pretty good. Both consumers and businesses are financially healthy, but neither seems inclined to spend wildly. A new sobriety has taken hold.

In sum, our mantra of slow-growth, low-inflation remains unchanged. While rising wage rates pose some risk to corporate profit margins, they may also lead to higher consumer spending. There is clearly a trend toward a “winner take all” economic structure in which the dominant company in any industry or niche will enjoy better profits, faster growth and greater dominance than its competitors. This is becoming an increasingly important equity investment theme that is likely to play out over many years. Additionally, based on our outlook of slow growth, low inflation and low interest rates, we believe the market will continue to reward companies with solid, growing dividends and those that can sustain above-average growth rates independent of macro conditions. As always, we are looking for companies with well-advertised but solvable problems, which, as issues are addressed and recede, will allow those businesses to emerge as successful, growing enterprises able to command higher valuations.

As for fixed income, compelling investment choices are somewhat limited in the investment grade sector given central bankers’ increasing reliance on negative interest rate policies. While yields on Treasuries and investment grade bonds are low on an absolute basis, they are relatively high compared to negative rates found in many parts of the world. Thus, they could get pushed lower by the relentless search for “safe havens” by global investors. We continue to think shorter-duration high yield offers the most attractive risk/reward profile in today’s market. Additionally, if we do see a compression in Treasury yields, accompanied by flat or even tighter spreads, we could see a further rally in the high yield market.

We thank you for your continued confidence in our management.

Sincerely,

John Osterweis

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Fund (the Fund) generated a 4.77% total return for the six-month period ending September 30, 2016, trailing its benchmark, the S&P 500 Index (the S&P 500), which returned 6.40% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The U.S. stock market rose in the first fiscal quarter ending June 30 despite the surprise Brexit vote that raised the risk of economic slowdown in the U.K. and Europe. In the second fiscal quarter, the stock market gained some momentum as it appeared that the U.S. would continue along a path of slow growth, low interest rates and low inflation.

Portfolio Review

For the six-month period ending September 30, 2016, the Fund underperformed the S&P 500 primarily due to the drag from cash, which averaged about 15% over this timespan. The relatively high level of cash reflected a combination of factors such as liquidation and/or trimming of Fund holdings and the desire to keep some cash on hand to take advantage of market pullbacks and other opportunities as they arise.

Although cash detracted from the Fund’s total return relative to the S&P 500, our equities outperformed the benchmark. Notably, our stock selection in the Utilities, Consumer Discretionary and Materials sectors boosted relative performance substantially, with several of their securities enjoying gains of around 20% or higher. In fact, three of the Fund’s top five contributors to absolute performance fell in these sectors: Charter Communications, Owens-Illinois and Crown Holdings.

In addition, our lower weighting in Consumer Staples and higher exposure in Health Care compared to the S&P 500 gave the Fund a further leg up versus the benchmark. On the other hand, stock selection in the latter sector was negative as two of our pharmaceutical stocks, Perrigo and Allergan, declined sharply early in the period. Although they recovered a bit over several of the ensuing months, these two securities still ended the period as the Fund’s worst detractors from absolute performance.

Outlook & Portfolio Positioning

Our outlook for the U.S. remains essentially the same as it has for the past several years. We think we will continue to be in a modest growth environment with subdued inflation, rising employment and wages and low commodity prices that should be generally supportive of the stock market. That said, we see some headwinds to corporate profits from slow growth outside of the U.S. as well as rising wages. While U.S. consumers are generally doing well, the low interest rate environment may be causing them to save more and spend less. Additionally, low interest rates encourage companies to buy back stock rather than invest in new plants and equipment.

We continue to keep a close eye on valuations. While the market is clearly not cheap, it is not expensive given current low interest rates. We added a number of new equities to the Fund during the quarter. As we have mentioned before, we are focused on companies that appear to be insulated from the strong dollar and weak non-U.S. demand. We also believe that companies with strong balance sheets or with ample free cash flow should do well in this economy. Finally, we are focusing on industry-leading companies able to gain market share over the business cycle as well as companies with consistent, growing dividends. In today’s low interest rate environment, above average yielding stocks have special appeal.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2016

						Since Inception
	Six Months	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	4.77%	6.17%	11.42%	5.70%	7.40%	10.17%
S&P 500 Index	6.40	15.43	16.37	7.24	7.15	9.08
Gross Expense Ratio as of 3/31/2016: 1.03%1
[1]	As of most recent Prospectus dated June 30, 2016. Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Ten Years Ending 9/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2006 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation

Top Ten Equity Holdings
Charter Communications, Inc. – Class A	5.7%
Alphabet, Inc. – Class C	5.0
Cinemark Holdings, Inc.	4.1
EPR Properties	3.9
Crown Holdings, Inc.	3.8
Allergan Plc	3.7
Magellan Midstream Partners L.P.	3.2
Liberty Global Plc – Series C	3.1
GlaxoSmithKline Plc	3.1
Johnson & Johnson	3.1
Total	38.7%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Shares		Value
Common Stocks: 86.4%

Aerospace & Defense: 2.4%
104,615	Boeing Co.	$13,781,980

Banks: 1.6%
132,020	JPMorgan Chase & Co.	8,791,212

Beverages: 2.4%
117,200	Diageo Plc – ADR	13,599,888

Chemicals: 1.2%
270,335	CF Industries Holdings, Inc.	6,582,657

Containers & Packaging: 9.7%
282,980	Berry Plastics Group, Inc.[1]	12,408,673
381,185	Crown Holdings, Inc.[1]	21,761,851
655,330	Graphic Packaging Holding Co.	9,168,067
612,187	Owens-Illinois, Inc.[1]	11,258,119
		54,596,710
Energy Equipment & Services: 3.3%
222,625	Halliburton Co.	9,991,410
114,120	Schlumberger Ltd.	8,974,397
		18,965,807
Equity Real Estate Investment Trusts – REITS: 4.9%
278,700	EPR Properties	21,944,838
26,950	Public Storage	6,013,623
		27,958,461
Health Care Equipment & Supplies: 1.7%
58,765	Teleflex, Inc.	9,875,458

Health Care Providers & Services: 2.8%
205,950	HCA Holdings, Inc.[1]	15,575,998

Independent Power & Renewable
Electricity Producers: 2.0%
338,450	NRG Yield, Inc. – Class A	5,523,504
338,450	NRG Yield, Inc. – Class C	5,740,112
		11,263,616
Industrial Conglomerates: 2.5%
484,420	General Electric Co.	14,348,520

Insurance: 2.1%
22,750	Alleghany Corp.[1]	11,944,205

Internet Software & Services: 5.0%
36,067	Alphabet, Inc. – Class C1	28,034,518

IT Services: 2.6%
85,730	FleetCor Technologies, Inc.[1]	14,893,873

Machinery: 1.5%
131,160	Pentair Plc	8,425,718

Media: 13.0%
120,035	Charter Communications,
	Inc. – Class A1	32,405,849
602,685	Cinemark Holdings, Inc.	23,070,782
538,570	Liberty Global Plc – Series C1	17,794,353
		73,270,984
Oil, Gas & Consumable Fuels: 1.8%
157,010	Anadarko Petroleum Corp.	9,948,154

Pharmaceuticals: 15.1%
91,930	Allergan Plc[1]	21,172,398
136,530	Bayer AG – ADR	13,721,265
403,790	GlaxoSmithKline Plc – ADR	17,415,463
146,420	Johnson & Johnson	17,296,595
199,725	Novartis AG – ADR	15,770,286
		85,376,007
Road & Rail: 1.9%
111,635	Union Pacific Corp.	10,887,762

Semiconductors & Semiconductor Equipment: 2.8%
421,190	Intel Corp.	15,899,922

Trading Companies & Distributors: 3.1%
604,396	Air Lease Corp.	17,273,638

Water Utilities: 3.0%
228,690	American Water Works Co., Inc.	17,115,160

Total Common Stocks
(Cost $346,368,341)		488,410,248

Partnerships & Trusts: 6.3%

Hotels, Restaurants & Leisure: 1.1%
105,761	Cedar Fair L.P.	6,059,048

Oil, Gas & Consumable Fuels: 5.2%
421,840	Enterprise Products Partners L.P.	11,655,439
256,524	Magellan Midstream Partners L.P.	18,146,508
		29,801,947
Total Partnerships & Trusts
(Cost $8,500,862)		35,860,995

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Shares	Value
Short-Term Investments: 9.0%

50,918,788	Federated U.S. Treasury
Cash Reserves – Class I, 0.170%[2]	$50,918,788

Total Short-Term Investments
(Cost $50,918,788)	50,918,788
Total Investments in Securities: 101.7%
(Cost $405,787,991)	575,190,031
Liabilities in Excess of Other Assets: (1.7)%	(9,865,133)
Total Net Assets: 100.0%	$565,324,898

ADR – American Depositary Receipt
REITS – Real Estate Investment Trusts
[1]	Non-income producing security.
[2]	Annualized seven-day yield as of September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the six months ending September 30, 2016, the Osterweis Strategic Income Fund (the Fund) generated a total return of 8.52%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the BC Agg), which returned 2.68% over the same period. (Please see standardized performance in the table following this review.) The Fund also outperformed the Bloomberg Barclays U.S. Universal Bond Index (the BC Univ), which returned 3.51% over the same period.

Market Review

During the first fiscal quarter the markets seemed to be quietly discounting a continued slow growth, low interest rate environment until the surprise vote in June by Britain’s citizens to leave the European Union. Given the market’s aversion to uncertainty, we saw a flight to safety and a selloff in risk assets. During the second fiscal quarter the markets appeared to recover from the June Brexit scare.

Portfolio Review

For the six months ending September 30, 2016, our sector allocation and issue selection added value versus the BC Univ but the positive impact was diminished by duration management.

Sector allocation was the largest contributor to the Fund’s relative results. Within the BC Univ, high yield fared well, gaining over 11% and leading all other sectors except one. Consequently, the Fund’s significant overweight in high yield boosted relative returns. Over the period, the Fund’s high yield weighting averaged 81%, ranging from 73% to 86%, compared to a 6% average weighting in the BC Univ.

Also contributing to the Fund’s relative returns was our issue selection. The alpha was driven primarily by our high yield securities, which as a whole generated double-digit returns. Nine of the Fund’s top ten contributors to absolute total return were within high yield.

During the six months, longer term corporate bonds generally fared better than shorter term; the high yield sector, which constitutes a large portion of the Fund, was no exception. Therefore, the Fund’s shorter overall duration profile compared to the BC Univ detracted from relative performance.

Outlook & Portfolio Positioning

We believe that we are still in a slow growth, low inflation and low interest rate environment. It appears that outside of the U.S. more central bankers are turning to negative rates to spur growth and inflation. We don’t think this will be an effective strategy, but it may take some time for that to become apparent to those central bankers. In the U.S., the Federal Reserve is clearly not rushing to raise rates and global investors keep driving our rates lower as the search for positive yield in an increasingly negative yield environment continues.

Hopefully we are not sounding like a broken record, but given the low yields in government and investment grade corporate bonds, we continue to think that shorter duration, higher yielding bonds offer a more compelling investment. These bonds provide a reasonable yield and do not require us to take on too much interest rate risk. We think we are likely to see increased volatility surrounding the U.S. election and are therefore keeping some cash on the sidelines that hopefully allows us to add higher yielding bonds, as well as convertibles, at attractive prices during any periods of market weakness.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2016

						Since Inception
	Six Months	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	8.52%	7.13%	3.68%	5.49%	6.17%	6.99%
Bloomberg Barclays U.S. Aggregate Bond Index	2.68	5.19	4.03	3.08	4.79	4.62
Gross Expense Ratio as of 3/31/2016: 0.83%1
[1]	As of most recent Prospectus dated June 30, 2016. Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Ten Years Ending 9/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2006 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Debt Holdings
Rite Aid Corp., 9.250%	4.1%
CHS/Community Health Systems, Inc., 8.000%	2.4
Icahn Enterprises L.P., 3.500%	2.4
Regis Corp., 5.500%	2.1
Transfield Services Ltd., 8.375%	1.7
Herc Rentals, Inc., 7.500%	1.6
ADS Tactical, Inc., 11.000%	1.5
Shearer’s Foods LLC, 9.000%	1.5
Oppenheimer Holdings, Inc., 8.750%	1.4
BI-LO LLC, 8.625% Cash or 9.375% PIK	1.4
Total	20.1%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Shares		Value
Common Stocks: 0.0%^

Metals & Mining: 0.0%^
2,247,119	A.M. Castle & Co.[1,2]	$1,797,695

Total Common Stocks
(Cost $6,564,957)		1,797,695

Convertible Preferred Stocks: 1.0%

Machinery: 1.0%
390,000	Blue Bird Corp., 7.625%[3,4]	48,428,172

Total Convertible Preferred Stocks
(Cost $39,000,000)		48,428,172

Principal
Amount
Bonds: 74.7%
Corporate Bonds: 71.8%

Aerospace & Defense: 3.1%
	ADS Tactical, Inc.
$75,399,000	11.000%, 04/01/2018[3]	77,660,970
	Bombardier, Inc.
36,250,000	5.500%, 09/15/2018[3]	36,975,000
	Kratos Defense &
	Security Solutions, Inc.
44,682,000	7.000%, 05/15/2019	41,777,670
		156,413,640
Air Freight & Logistics: 0.6%
	XPO Logistics, Inc.
25,000,000	6.500%, 06/15/2022[3]	26,125,000
2,500,000	6.125%, 09/01/2023[3]	2,568,750
		28,693,750
Banks: 0.4%
	CIT Group, Inc.
19,635,000	5.000%, 05/15/2017	20,027,700

Beverages: 1.7%
	Beverages & More, Inc.
68,725,000	10.000%, 11/15/2018[3]	65,546,469
	Cott Beverages, Inc.
16,500,000	6.750%, 01/01/2020	17,263,125
		82,809,594
Building Products: 1.4%
	Cleaver-Brooks, Inc.
49,800,000	8.750%, 12/15/2019[3]	52,414,500
17,775,000	9.750%, 12/31/2019[3,4]	17,731,042
		70,145,542
Capital Markets: 1.4%
	Oppenheimer Holdings, Inc.
71,198,000	8.750%, 04/15/2018	72,265,970

Chemicals: 0.8%
	Consolidated Energy Finance SA
30,000,000	6.750%, 10/15/2019[3]	29,775,000
	HIG BBC Intermediate Holdings LLC
10,381,081	10.500% Cash or 11.250%
	PIK, 09/15/2018[3]	9,602,500
		39,377,500
Commercial Services & Supplies: 5.9%
	Donnelley Financial Solutions, Inc.
28,000,000	8.250%, 10/15/2024[3]	28,420,000
	GFL Environmental, Inc.
67,625,000	7.875%, 04/01/2020[3]	71,682,500
49,500,000	9.875%, 02/01/2021[3]	54,450,000
	LSC Communications, Inc.
39,000,000	8.750%, 10/15/2023[3]	39,000,000
	R.R. Donnelley & Sons Co.
17,274,000	8.875%, 04/15/2021	18,915,030
1,028,000	7.000%, 02/15/2022	1,076,830
	Transfield Services Ltd.
79,275,000	8.375%, 05/15/2020[3]	84,824,250
		298,368,610
Computers & Peripherals: 0.4%
	Western Digital Corp.
19,000,000	10.500%, 04/01/2024[3]	22,087,500

Construction & Engineering: 2.0%
	Michael Baker Holdings LLC
24,672,508	8.875% Cash or 9.625%
	PIK, 04/15/2019[3]	22,945,432
	Michael Baker International LLC
35,765,000	8.250%, 10/15/2018[3]	36,033,238
	Tutor Perini Corp.
40,590,000	7.625%, 11/01/2018	40,818,319
		99,796,989
Construction Materials: 1.9%
	Associated Asphalt Partners LLC
52,400,000	8.500%, 02/15/2018[3]	53,186,000
	Rain CII Carbon LLC
45,343,000	8.000%, 12/01/2018[3]	44,581,238
		97,767,238

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Principal
Amount		Value
Consumer Finance: 2.7%
	Ally Financial, Inc.
$4,740,000	2.750%, 01/30/2017	$4,752,675
49,000,000	3.250%, 11/05/2018	49,367,500
27,702,000	8.000%, 12/31/2018	30,610,710
	Enova International, Inc.
56,250,000	9.750%, 06/01/2021	50,625,000
		135,355,885
Containers & Packaging: 1.5%
	Ardagh Packaging Finance Plc
51,700,000	6.250%, 01/31/2019[3]	53,057,125
23,254,237	7.000%, 11/15/2020[3]	24,126,271
		77,183,396
Diversified Consumer Services: 2.8%
	Outerwall, Inc.
33,885,000	6.000%, 03/15/2019	34,998,122
	Regis Corp.
105,625,000	5.500%, 12/02/2019[3]	106,469,895
		141,468,017
Diversified Financial Services: 3.2%
	Icahn Enterprises L.P.
118,885,000	3.500%, 03/15/2017	119,324,874
	Intrepid Aviation Group Holdings LLC
15,750,000	8.250%, 07/15/2017[3]	15,513,750
31,500,000	6.875%, 02/15/2019[3]	28,507,500
		163,346,124
Diversified Telecommunication Services: 0.6%
	West Corp.
28,117,000	5.375%, 07/15/2022[3]	27,660,099
Electrical Equipment: 1.1%
	Power Solutions International, Inc.
53,000,000	6.500%, 05/01/2018[3,4]	52,933,114

Electronic Equipment, Instruments
& Components: 0.9%
	KEMET Corp.
43,862,000	10.500%, 05/01/2018	44,026,482

Energy Equipment & Services: 0.1%
	ION Geophysical Corp.
7,400,000	9.125%, 12/15/2021	4,588,000

Food & Staples Retailing: 8.9%
	BI-LO LLC
112,712,000	8.625% Cash or 9.375%
	PIK, 09/15/2018[3]	71,853,900
	KeHE Distributors LLC
39,323,000	7.625%, 08/15/2021[3]	39,126,385
	Rite Aid Corp.
195,112,000	9.250%, 03/15/2020	206,087,050
	Tesco Plc
37,750,000	2.700%, 01/05/2017[3]	37,852,680
	Tops Holding II Corp.
69,703,000	8.750%, 06/15/2018	64,475,275
	Tops Holding/Markets II
34,402,000	8.000%, 06/15/2022[3]	31,133,810
		450,529,100
Food Products: 3.7%
	Hearthside Group Holdings LLC
63,140,000	6.500%, 05/01/2022[3]	62,508,600
	Shearer’s Foods LLC
72,838,000	9.000%, 11/01/2019[3]	76,680,204
	Simmons Foods, Inc.
49,000,000	7.875%, 10/01/2021[3]	49,000,000
		188,188,804
Health Care Equipment & Supplies: 0.8%
	Alere, Inc.
37,510,000	7.250%, 07/01/2018	38,377,419

Health Care Providers & Services: 2.5%
	AMN Healthcare, Inc.
6,000,000	5.125%, 10/01/2024[3]	6,075,000
	CHS / Community
	Health Systems, Inc.
123,462,000	8.000%, 11/15/2019	121,610,070
		127,685,070
Hotels, Restaurants & Leisure: 1.9%
	Carrols Restaurant Group, Inc.
24,750,000	8.000%, 05/01/2022	26,884,687
	Ruby Tuesday, Inc.
71,510,000	7.625%, 05/15/2020	68,113,275
		94,997,962
Household Durables: 1.4%
	Century Intermediate Holding Co.
69,567,000	9.750% Cash or 10.500%
	PIK, 02/15/2019[3]	71,045,299

IT Services: 0.5%
	Unisys Corp.
26,207,000	6.250%, 08/15/2017	26,894,934

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Principal
Amount		Value
Leisure Products: 1.1%
	Smith & Wesson Holding Corp.
$55,000,000	5.000%, 07/15/2018[3]	$55,577,500

Machinery: 2.3%
	Harsco Corp.
9,825,000	5.750%, 05/15/2018	10,011,675
	Navistar International Corp.
61,525,000	8.250%, 11/01/2021	61,217,375
	Waterjet Holdings, Inc.
44,430,000	7.625%, 02/01/2020[3]	45,651,825
		116,880,875
Media: 1.0%
	MDC Partners, Inc.
17,670,000	6.500%, 05/01/2024[3]	16,433,100
	NAI Entertainment Holdings
34,908,000	5.000%, 08/01/2018[3]	35,693,430
		52,126,530
Metals & Mining: 3.4%
	A.M. Castle & Co.
63,638,000	12.750%, 12/15/2018[2,3]	48,523,975
	Coeur Mining, Inc.
44,395,000	7.875%, 02/01/2021	45,726,850
	Hecla Mining Co.
37,700,000	6.875%, 05/01/2021	38,029,875
	Real Alloy Holding, Inc.
35,970,000	10.000%, 01/15/2019[3]	36,509,550
		168,790,250
Oil, Gas & Consumable Fuels: 4.0%
	Calumet Specialty
	Products Partners L.P.
2,640,000	6.500%, 04/15/2021	2,171,400
10,751,000	7.625%, 01/15/2022	8,735,187
37,225,000	7.750%, 04/15/2023	29,966,125
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
28,500,000	6.750%, 08/01/2022	29,508,330
	Global Partners / GLP Finance Corp.
50,726,000	6.250%, 07/15/2022	47,301,995
	NGL Energy Partners L.P.
2,735,000	5.125%, 07/15/2019	2,584,575
21,515,000	6.875%, 10/15/2021	20,493,038
	Targa Resources Partners L.P. / Targa
	Resources Partners Finance Corp.
38,200,000	5.000%, 01/15/2018	39,632,500
	Vanguard Natural Resources LLC
38,616,000	7.875%, 04/01/2020	19,404,540
		199,797,690
Paper & Forest Products: 0.9%
	Resolute Forest Products, Inc.
50,346,000	5.875%, 05/15/2023	43,926,885

Personal Products: 0.3%
	NBTY, Inc.
16,891,000	7.625%, 05/15/2021[3]	17,310,235

Road & Rail: 1.6%
	Herc Rentals, Inc.
79,000,000	7.500%, 06/01/2022[3]	81,962,500

Semiconductors & Semiconductor Equipment: 0.2%
	Global A&T Electronics Ltd.
9,000,000	10.000%, 02/01/2019[3]	7,177,500
2,500,000	10.000%, 02/01/2019[3]	1,487,500
		8,665,000
Specialty Retail: 1.1%
	Caleres, Inc.
46,816,000	6.250%, 08/15/2023	48,829,088
	Sonic Automotive, Inc.
4,585,000	7.000%, 07/15/2022	4,860,100
		53,689,188
Thrifts & Mortgage Finance: 1.0%
	Nationstar Mortgage Holdings, Inc.
49,059,000	9.625%, 05/01/2019	51,573,274

Tobacco: 0.8%
	Alliance One International, Inc.
46,750,000	9.875%, 07/15/2021	39,854,375

Trading Companies & Distributors: 1.0%
	International Lease Finance Corp.
39,412,000	8.750%, 03/15/2017	40,589,985
8,652,000	8.875%, 09/01/2017	9,181,935
		49,771,920
Wireless Telecommunication Services: 0.9%
	T-Mobile USA, Inc.
43,864,000	6.464%, 04/28/2019	44,741,280

Total Corporate Bonds
(Cost $3,698,270,440)		3,616,701,240

Convertible Bonds: 2.5%

Air Freight & Logistics: 0.1%
	XPO Logistics, Inc.
2,220,000	4.500%, 10/01/2017	5,000,550

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Principal
Amount		Value
Electronic Equipment, Instruments & Components: 0.1%
	InvenSense, Inc.
$4,000,000	1.750%, 11/01/2018	$3,827,500

Internet Software & Services: 0.2%
	Web.com Group, Inc.
13,790,000	1.000%, 08/15/2018	13,160,831

IT Services: 0.8%
	Unisys Corp.
33,000,000	5.500%, 03/01/2021[3]	41,373,750

Machinery: 1.3%
	Chart Industries, Inc.
23,949,000	2.000%, 08/01/2018	23,649,637
	Navistar International Corp.
42,210,000	4.500%, 10/15/2018	40,363,313
		64,012,950
Semiconductors & Semiconductor Equipment: 0.0%^
	Advanced Micro Devices, Inc.
1,500,000	2.125%, 09/01/2026	1,635,000

Total Convertible Bonds
(Cost $116,730,068)		129,010,581

Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
	HAS Capital Income Opportunity Fund II
21,807,000	8.000%, 06/30/2023
	(Cost $21,807,000,
	Acquisition Date
	6/10/2016, 9/19/2016)[4,5,6]	21,807,000

Total Private Mortgage Backed Obligations
(Cost $21,807,000)		21,807,000

Total Bonds
(Cost $3,836,807,508)		3,767,518,821

Shares
Short-Term Investments: 21.7%

545,721,515	Federated U.S. Treasury
	Cash Reserves – Class I, 0.170%[7]	545,721,515
545,721,515	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio, 0.180%[7]	545,721,515
		1,091,443,030
Total Short-Term Investments
(Cost $1,091,443,030)		1,091,443,030
Total Investments in Securities: 97.4%
(Cost $4,973,815,495)		4,909,187,718
Other Assets in Excess of Liabilities: 2.6%		128,730,048
Total Net Assets: 100.0%		$5,037,917,766

PIK –  Payment-in-kind – represents the security may pay interest in additional par.
^	Does not round to 0.1%.
[1]	Non-income producing security.
[2]	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2016, the value of these securities amounted to $1,965,282,058, or 39.0% of net assets.

[4]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security (See Note 2A).
[5]	All or a portion of this security is considered illiquid. As of September 30, 2016, the total market value of illiquid securities was $21,807,000 or 0.4% of net assets.
[6]	Security considered restricted. The total value of the security as of September 30, 2016 was $21,807,000 or 0.4% of net assets.
[7]	Annualized seven-day yield as of September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the Fund) generated a total return of 7.96% for the six-month period ending September 30, 2016, outperforming its blended benchmark, composed of 60% S&P 500 Index (the S&P 500) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the BC Agg), which returned 4.92% over the same period. (Please see standardized performance in the table following this letter.) The Fund also outperformed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg Barclays U.S. Universal Bond Index (the BC Univ), which returned 5.25% over the same period.

Market Review

The U.S. equity market rose in the first fiscal quarter ending June 30 despite the surprise Brexit vote that raised the risk of economic slowdown in the U.K. and Europe. In the second fiscal quarter, the equity market gained some momentum as it appeared that the U.S. would continue along a path of slow growth, low interest rates and low inflation.

During the first fiscal quarter the fixed income markets seemed to be quietly discounting a continued slow growth, low interest rate environment until the surprise vote in June by Britain’s citizens to leave the European Union. Given the fixed income market’s aversion to uncertainty, we saw a flight to safety and a selloff in risk assets. During the second fiscal quarter the fixed income markets appeared to recover from the June Brexit scare.

Portfolio Review

The Fund started and ended the six-month period with approximately 50% of its weight in equities, reaching a high of 59% before a few stocks were sold off while some others were trimmed. The average equity allocation over the past six months was 55% while fixed income and cash accounted for the remaining 45%.

Equities

For the six-month period ending September 30, 2016, the Fund’s equities outperformed the S&P 500. Notably, our stock selection in the Utilities, Consumer Discretionary, Financials and Materials sectors boosted relative performance substantially, with several of their securities enjoying gains of around 20% or higher. In fact, within equities, half of the top ten contributors to absolute performance fell within these four sectors.

In addition, our lower weighting in Consumer Staples and higher exposure in Health Care compared to the S&P 500 gave our equity portfolio a further leg up versus this benchmark. On the other hand, stock selection in the latter sector was negative as two of our pharmaceutical stocks, Perrigo and Allergan, declined sharply early in the period. Although they recovered a bit over several of the ensuing months, these two securities still ended the period as the Fund’s worst detractors from absolute performance.

Fixed Income

For the six months ending September 30, 2016, the Fund’s fixed income holdings outperformed the BC Univ. Our sector allocation and issue selection added value versus the BC Univ, but the positive impact was diminished by duration management.

Sector allocation was the largest contributor to the Fund’s fixed income relative results. Within the BC Univ, high yield fared well, gaining over 11% and leading all other sectors except one. Consequently, the Fund’s significant overweight in high yield boosted relative returns. Over the period, the Fund’s high yield weighting averaged 94% of the fixed income holdings, ranging from 92% to 96%, compared to a 6% average weighting in the BC Univ.

Also contributing to fixed income relative returns was our issue selection. The alpha was driven primarily by our high yield securities, which as a whole generated double-digit returns. Within fixed income, nine of the Fund’s top ten contributors to absolute performance were high yield securities.

During the six months, longer term corporate bonds generally fared better than shorter term; the high yield sector, which constitutes a large portion of the Fund’s fixed income holdings, was no exception. Therefore, the Fund’s shorter fixed income duration profile compared to the BC Univ detracted from relative performance.

Strategic Investment Fund | Portfolio Managers’ Review

Outlook & Portfolio Positioning

Our outlook for the U.S. remains essentially the same as it has for the past several years. We think we will continue to be in a modest growth environment with subdued inflation, rising employment and wages and low commodity prices that should be generally supportive of the stock market. That said, we see some headwinds to corporate profits from slow growth outside of the U.S. as well as rising wages. While U.S. consumers are generally doing well, the low interest rate environment may be causing them to save more and spend less. Additionally, low interest rates encourage companies to buy back stock rather than invest in new plants and equipment.

We continue to keep a close eye on equity valuations. While the stock market is clearly not cheap, it is not expensive given current low interest rates. We added a number of new equities to the Fund during the quarter. As we have mentioned before, we are focused on companies that appear to be insulated from the strong dollar and weak non-U.S. demand. We also believe that companies with strong balance sheets or with ample free cash flow should do well in this economy. Finally, we are focusing on industry-leading companies able to gain market share over the business cycle as well as companies with consistent, growing dividends. In today’s low interest rate environment, above average yielding stocks have special appeal.

Looking at fixed income, given the low yields in government and investment grade corporate bonds, we continue to think that shorter duration, higher yielding bonds offer a more compelling investment. These bonds provide a reasonable yield and do not require us to take on too much interest rate risk. We think we are likely to see increased volatility surrounding the U.S. election and are hopeful that it provides opportunities to add higher yielding bonds, as well as convertibles, at attractive prices during any periods of market weakness.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance.

The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2016

					Since Inception
	Six Months	1 Yr.	3 Yr.	5 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	7.96%	8.02%	3.93%	10.57%	9.49%
60% S&P 500 Index/40% Bloomberg Barclays
U.S. Aggregate Bond Index	4.92	11.43	8.41	11.05	10.49
Gross Expense Ratio as of 3/31/2016: 1.14%1
[1]	As of most recent Prospectus dated June 30, 2016. Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset/Sector Allocation

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings
Charter Communications, Inc. – Class A	2.8%
Alphabet, Inc. – Class A & Class C	2.6
Cinemark Holdings, Inc.	2.2
Crown Holdings, Inc.	2.0
Allergan Plc	2.0
Intel Corp.	1.8
Johnson & Johnson	1.8
GlaxoSmithKline Plc	1.8
Liberty Global Plc – Series C	1.7
Owens-Illinois, Inc.	1.6
Total	20.3%

Top Ten Debt Holdings
Transfield Services Ltd., 8.375%	1.0%
Rite Aid Corp., 9.250%	1.0
Caleres, Inc., 6.250%	1.0
Outerwall, Inc., 6.000%	1.0
Waterjet Holdings, Inc., 7.625%	1.0
Century Intermediate Holding Co., 9.750%
Cash or 10.500% PIK	1.0
T-Mobile USA, Inc., 6.464%	1.0
Oppenheimer Holdings, Inc., 8.750%	1.0
Unisys Corp., 5.500%	1.0
KeHE Distributors LLC, 7.625%	1.0
Total	10.0%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Shares		Value
Common Stocks: 46.5%

Aerospace & Defense: 1.0%
19,740	Boeing Co.	$2,600,548

Banks: 0.9%
34,415	JPMorgan Chase & Co.	2,291,695

Beverages: 1.1%
24,305	Diageo Plc – ADR	2,820,352

Chemicals: 0.7%
78,590	CF Industries Holdings, Inc.	1,913,666

Containers & Packaging: 5.6%
56,160	Berry Plastics Group, Inc.[1]	2,462,616
89,480	Crown Holdings, Inc.[1]	5,108,413
182,405	Graphic Packaging Holding Co.	2,551,846
230,540	Owens-Illinois, Inc.[1]	4,239,631
		14,362,506
Energy Equipment & Services: 1.7%
45,345	Halliburton Co.	2,035,084
29,750	Schlumberger Ltd.	2,339,540
		4,374,624
Equity Real Estate Investment Trusts – REITS: 3.6%
47,865	EPR Properties	3,768,890
182,145	Four Corners Property Trust, Inc.	3,885,153
7,055	Public Storage	1,574,253
		9,228,296
Health Care Equipment & Supplies: 0.9%
14,025	Teleflex, Inc.	2,356,901

Health Care Providers & Services: 1.5%
50,540	HCA Holdings, Inc.[1]	3,822,340

Independent Power & Renewable
Electricity Producers: 0.6%
88,445	NRG Yield, Inc. – Class A	1,443,422

Industrial Conglomerates: 1.6%
136,545	General Electric Co.	4,044,463

Insurance: 1.0%
4,711	Alleghany Corp.[1]	2,473,369

Internet Software & Services: 2.6%
880	Alphabet, Inc. – Class A1	707,573
7,706	Alphabet, Inc. – Class C1	5,989,796
		6,697,369
IT Services: 1.4%
20,590	FleetCor Technologies, Inc.[1]	3,577,101

Machinery: 1.1%
44,275	Pentair Plc	2,844,226

Media: 6.8%
26,771	Charter Communications,
	Inc. – Class A1	7,227,367
148,894	Cinemark Holdings, Inc.	5,699,662
135,355	Liberty Global Plc – Series C1	4,472,129
		17,399,158
Metals & Mining: 0.0%^
167,695	A.M. Castle & Co.[1,2]	134,156

Oil, Gas & Consumable Fuels: 1.0%
39,710	Anadarko Petroleum Corp.	2,516,026

Pharmaceuticals: 7.9%
21,860	Allergan Plc[1]	5,034,577
31,320	Bayer AG – ADR	3,147,660
106,400	GlaxoSmithKline Plc – ADR	4,589,032
38,925	Johnson & Johnson	4,598,210
38,395	Novartis AG – ADR	3,031,669
		20,401,148
Road & Rail: 0.9%
25,300	Union Pacific Corp.	2,467,509

Semiconductors & Semiconductor Equipment: 1.8%
124,375	Intel Corp.	4,695,156

Trading Companies & Distributors: 1.2%
108,645	Air Lease Corp.	3,105,074

Water Utilities: 1.6%
54,115	American Water Works Co., Inc.	4,049,967

Total Common Stocks
(Cost $95,911,087)		119,619,072

Convertible Preferred Stocks: 0.5%

Machinery: 0.5%
10,000	Blue Bird Corp., 7.625%[3,4]	1,241,748

Total Convertible Preferred Stocks
(Cost $1,000,000)		1,241,748

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Shares		Value
Partnerships & Trusts: 4.1%

Hotels, Restaurants & Leisure: 1.2%
55,070	Cedar Fair L.P.	$3,154,961

Oil, Gas & Consumable Fuels: 2.9%
110,980	Enterprise Products Partners L.P.	3,066,377
59,570	Magellan Midstream Partners L.P.	4,213,982
		7,280,359
Total Partnerships & Trusts
(Cost $7,529,592)		10,435,320

Principal
Amount
Bonds: 39.4%

Corporate Bonds: 36.4%

Aerospace & Defense: 0.9%
	ADS Tactical, Inc.
$2,000,000	11.000%, 04/01/2018[3]	2,060,000
	Kratos Defense &
	Security Solutions, Inc.
200,000	7.000%, 05/15/2019	187,000
		2,247,000
Air Freight & Logistics: 0.2%
	XPO Logistics, Inc.
500,000	6.125%, 09/01/2023[3]	513,750

Banks: 0.4%
	CIT Group, Inc.
1,000,000	5.000%, 05/15/2017	1,020,000

Beverages: 0.7%
	Beverages & More, Inc.
900,000	10.000%, 11/15/2018[3]	858,375
	Cott Beverages, Inc.
1,000,000	6.750%, 01/01/2020	1,046,250
		1,904,625
Building Products: 0.3%
	Cleaver-Brooks, Inc.
475,000	8.750%, 12/15/2019[3]	499,937
225,000	9.750%, 12/31/2019[3,4]	224,444
		724,381
Capital Markets: 1.0%
	Oppenheimer Holdings, Inc.
2,500,000	8.750%, 04/15/2018	2,537,500

Chemicals: 0.2%
	Consolidated Energy Finance SA
500,000	6.750%, 10/15/2019[3]	496,250

Commercial Services & Supplies: 3.0%
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024[3]	1,015,000
	GFL Environmental, Inc.
2,000,000	7.875%, 04/01/2020[3]	2,120,000
500,000	9.875%, 02/01/2021[3]	550,000
	LSC Communications, Inc.
1,000,000	8.750%, 10/15/2023[3]	1,000,000
	R.R. Donnelley & Sons Co.
250,000	8.875%, 04/15/2021	273,750
76,000	7.000%, 02/15/2022	79,610
	Transfield Services Ltd.
2,500,000	8.375%, 05/15/2020[3]	2,675,000
		7,713,360
Computers & Peripherals: 0.4%
	Western Digital Corp.
1,000,000	10.500%, 04/01/2024[3]	1,162,500

Construction & Engineering: 1.0%
	Michael Baker Holdings LLC
500,000	8.875% Cash or 9.625% PIK,
	04/15/2019[3]	465,000
	Michael Baker International LLC
500,000	8.250%, 10/15/2018[3]	503,750
	Tutor Perini Corp.
1,500,000	7.625%, 11/01/2018	1,508,438
		2,477,188
Construction Materials: 1.2%
	Associated Asphalt Partners LLC
2,000,000	8.500%, 02/15/2018[3]	2,030,000
	Rain CII Carbon LLC
1,000,000	8.000%, 12/01/2018[3]	983,200
		3,013,200
Consumer Finance: 1.0%
	Ally Financial, Inc.
1,000,000	3.250%, 11/05/2018	1,007,500
1,000,000	8.000%, 12/31/2018	1,105,000
	Enova International, Inc.
500,000	9.750%, 06/01/2021	450,000
		2,562,500
Containers & Packaging: 0.4%
	Ardagh Packaging Finance Plc
1,000,000	6.250%, 01/31/2019[3]	1,026,250

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Principal
Amount		Value
Diversified Consumer Services: 1.8%
	Outerwall, Inc.
$2,500,000	6.000%, 03/15/2019	$2,582,125
	Regis Corp.
2,000,000	5.500%, 12/02/2019[3]	2,015,998
		4,598,123
Diversified Financial Services: 0.5%
	Icahn Enterprises L.P.
750,000	3.500%, 03/15/2017	752,775
	Intrepid Aviation Group Holdings LLC
250,000	8.250%, 07/15/2017[3]	246,250
200,000	6.875%, 02/15/2019[3]	181,000
		1,180,025
Diversified Telecommunication Services: 0.9%
	West Corp.
2,500,000	5.375%, 07/15/2022[3]	2,459,375

Electrical Equipment: 0.8%
	Power Solutions International, Inc.
2,000,000	6.500%, 05/01/2018[3,4]	1,997,476

Electronic Equipment, Instruments
& Components: 0.8%
	KEMET Corp.
2,000,000	10.500%, 05/01/2018	2,007,500

Food & Staples Retailing: 4.1%
	BI-LO LLC
1,700,000	8.625% Cash or 9.375% PIK,
	09/15/2018[3]	1,083,750
	KeHE Distributors LLC
2,500,000	7.625%, 08/15/2021[3]	2,487,500
	Rite Aid Corp.
2,500,000	9.250%, 03/15/2020	2,640,625
	Tesco Plc
1,950,000	2.700%, 01/05/2017[3]	1,955,304
	Tops Holding II Corp.
2,595,000	8.750%, 06/15/2018	2,400,375
		10,567,554
Food Products: 1.6%
	Hearthside Group Holdings LLC
985,000	6.500%, 05/01/2022[3]	975,150
	Shearer’s Foods LLC
1,500,000	9.000%, 11/01/2019[3]	1,579,125
	Simmons Foods, Inc.
1,500,000	7.875%, 10/01/2021[3]	1,500,000
		4,054,275
Health Care Equipment & Supplies: 0.4%
	Alere, Inc.
1,000,000	7.250%, 07/01/2018	1,023,125

Health Care Providers & Services: 1.0%
	AMN Healthcare, Inc.
1,000,000	5.125%, 10/01/2024[3]	1,012,500
	CHS / Community
	Health Systems, Inc.
1,500,000	8.000%, 11/15/2019	1,477,500
		2,490,000
Hotels, Restaurants & Leisure: 1.4%
	Carrols Restaurant Group, Inc.
1,250,000	8.000%, 05/01/2022	1,357,812
	Ruby Tuesday, Inc.
2,500,000	7.625%, 05/15/2020	2,381,250
		3,739,062
Household Durables: 1.0%
	Century Intermediate Holding Co.
2,500,000	9.750% Cash or 10.500% PIK,
	02/15/2019[3]	2,553,125

Leisure Products: 0.4%
	Smith & Wesson Holding Corp.
1,000,000	5.000%, 07/15/2018[3]	1,010,500

Machinery: 1.6%
	Harsco Corp.
500,000	5.750%, 05/15/2018	509,500
	Navistar International Corp.
1,000,000	8.250%, 11/01/2021	995,000
	Waterjet Holdings, Inc.
2,500,000	7.625%, 02/01/2020[3]	2,568,750
		4,073,250
Media: 0.9%
	MDC Partners, Inc.
1,500,000	6.500%, 05/01/2024[3]	1,395,000
	NAI Entertainment Holdings
1,000,000	5.000%, 08/01/2018[3]	1,022,500
		2,417,500
Metals & Mining: 0.9%
	Coeur Mining, Inc.
225,000	7.875%, 02/01/2021	231,750
	Hecla Mining Co.
1,000,000	6.875%, 05/01/2021	1,008,750
	Real Alloy Holding, Inc.
1,000,000	10.000%, 01/15/2019[3]	1,015,000
		2,255,500

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Principal
Amount		Value
Oil, Gas & Consumable Fuels: 3.0%
	Calumet Specialty
	Products Partners L.P.
$100,000	6.500%, 04/15/2021	$82,250
1,400,000	7.625%, 01/15/2022	1,137,500
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
1,500,000	6.750%, 08/01/2022	1,553,070
	Global Partners / GLP Finance Corp.
2,000,000	6.250%, 07/15/2022	1,865,000
	NGL Energy Partners L.P.
250,000	5.125%, 07/15/2019	236,250
500,000	6.875%, 10/15/2021	476,250
	Targa Resources Partners L.P.
800,000	5.000%, 01/15/2018	830,000
	Vanguard Natural Resources LLC
3,000,000	7.875%, 04/01/2020	1,507,500
		7,687,820
Paper & Forest Products: 0.5%
	Resolute Forest Products, Inc.
1,500,000	5.875%, 05/15/2023	1,308,750

Personal Products: 0.2%
	NBTY, Inc.
500,000	7.625%, 05/15/2021[3]	512,410

Road & Rail: 0.4%
	Herc Rentals, Inc.
1,000,000	7.500%, 06/01/2022[3]	1,037,500

Semiconductors & Semiconductor Equipment: 0.1%
	Global A&T Electronics Ltd.
500,000	10.000%, 02/01/2019[3]	297,500

Specialty Retail: 1.2%
	Caleres, Inc.
2,500,000	6.250%, 08/15/2023	2,607,500
	Sonic Automotive, Inc.
500,000	7.000%, 07/15/2022	530,000
		3,137,500
Thrifts & Mortgage Finance: 0.8%
	Nationstar Mortgage Holdings, Inc.
2,000,000	9.625%, 05/01/2019	2,102,500

Tobacco: 0.4%
	Alliance One International, Inc.
1,250,000	9.875%, 07/15/2021	1,065,625

Wireless Telecommunication Services: 1.0%
	T-Mobile USA, Inc.
2,500,000	6.464%, 04/28/2019	2,550,000

Total Corporate Bonds
(Cost $93,663,695)		93,524,499

Convertible Bonds: 2.8%

Electronic Equipment, Instruments
& Components: 0.3%
	InvenSense, Inc.
1,000,000	1.750%, 11/01/2018	956,875

Internet Software & Services: 0.3%
	Web.com Group, Inc.
750,000	1.000%, 08/15/2018	715,781

IT Services: 1.0%
	Unisys Corp.
2,000,000	5.500%, 03/01/2021[3]	2,507,500

Machinery: 1.0%
	Chart Industries, Inc.
2,500,000	2.000%, 08/01/2018	2,468,750
	Navistar International Corp.
150,000	4.500%, 10/15/2018	143,438
		2,612,188
Semiconductors & Semiconductor Equipment: 0.2%
	Advanced Micro Devices, Inc.
500,000	2.125%, 09/01/2026	545,000

Total Convertible Bonds
(Cost $6,572,162)		7,337,344

Private Mortgage Backed Obligations: 0.2%

Diversified Financial Services: 0.2%
	HAS Capital Income
	Opportunity Fund II
642,000	8.000%, 06/30/2023
	(Cost $642,000,
	Acquisition Date
	6/10/2016, 9/19/2016)[4,5,6]	642,000
Total Private Mortgage Backed Obligations
(Cost $642,000)		642,000

Total Bonds
(Cost $100,877,857)		101,503,843

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Shares	Value
Short-Term Investments: 1.0%

2,686,925	Federated U.S. Treasury Cash
Reserves – Class I, 0.170%[7]	$2,686,925

Total Short-Term Investments
(Cost $2,686,925)	2,686,925
Total Investments in Securities: 91.5%
(Cost $208,005,461)	235,486,908
Other Assets in Excess of Liabilities: 8.5%	21,739,090
Total Net Assets: 100.0%	$257,225,998

ADR – American Depositary Receipt
PIK – Payment-in-kind – represents the security may pay interest in additional par.
REITS – Real Estate Investment Trusts
^	Does not round to 0.1%.
[1]	Non-income producing security.
[2]	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2016, the value of these securities amounted to $50,838,417, or 19.8% of net assets.

[4]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security. (See Note 2A).
[5]	All or a portion of this security is considered illiquid. As of September 30, 2016, the total market value of illiquid securities was $642,000 or 0.2% of net assets.
[6]	Security considered restricted. The total value of the security as of September 30, 2016 was $642,000 or 0.2% of net assets.
[7]	Annualized seven-day yield as of September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Institutional Equity Fund (the Fund) generated a total return of 6.06% for the six-month period ending September 30, 2016, trailing its benchmark, the S&P 500 Index (the S&P 500), which returned 6.40% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The U.S. stock market rose in the first fiscal quarter ending June 30 despite the surprise Brexit vote that raised the risk of economic slowdown in the U.K. and Europe. In the second fiscal quarter, the stock market gained some momentum as it appeared that the U.S. would continue along a path of slow growth, low interest rates and low inflation.

Portfolio Review

For the six-month period ending September 30, 2016, the Fund slightly underperformed the S&P 500 primarily due to the drag from cash. Although cash detracted from the Fund’s total return relative to the S&P 500, our equities outperformed the benchmark. Notably, our stock selection in the Utilities, Materials and Financials sectors boosted relative performance substantially, with several of their securities enjoying gains of around 20% or higher. In fact, half of the Fund’s top ten contributors to absolute performance fell within these three sectors.

In addition, our lower weighting in Consumer Staples and higher exposure in Health Care compared to the S&P 500 gave the Fund a further leg up versus the benchmark. On the other hand, stock selection in the latter sector was negative as two of our pharmaceutical stocks, Perrigo and Allergan, declined sharply early in the period. Although they recovered a bit over several of the ensuing months, these two securities still ended the period as the Fund’s worst detractors from absolute performance.

Outlook & Portfolio Positioning

Our outlook for the U.S. remains essentially the same as it has for the past several years. We think we will continue to be in a modest growth environment with subdued inflation, rising employment and wages and low commodity prices that should be generally supportive of the stock market. That said, we see some headwinds to corporate profits from slow growth outside of the U.S. as well as rising wages. While U.S. consumers are generally doing well, the low interest rate environment may be causing them to save more and spend less. Additionally, low interest rates encourage companies to buy back stock rather than invest in new plants and equipment.

We continue to keep a close eye on valuations. While the market is clearly not cheap, it is not expensive given current low interest rates. We added a number of new equities to the Fund during the quarter. As we have mentioned before, we are focused on companies that appear to be insulated from the strong dollar and weak non-U.S. demand. We also believe that companies with strong balance sheets or with ample free cash flow should do well in this economy. Finally, we are focusing on industry-leading companies able to gain market share over the business cycle as well as companies with consistent, growing dividends. In today’s low interest rate environment, above average yielding stocks have special appeal.

The Osterweis Institutional Equity Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Institutional Equity Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2016
				Since Inception
	Six Months	1 Yr.	3 Yr.	(July 31, 2012)
Osterweis Institutional Equity Fund	6.06%	8.30%	3.45%	9.24%
S&P 500 Index	6.40	15.43	11.16	13.89
Gross/Net Expense Ratio as of 3/31/2016: 1.28%/1.00%1
[1]	As of most recent Prospectus dated June 30, 2016. Please see the Fund’s Financial Highlights in this report for the most recent annualized expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $100K (Inception to 9/30/2016)

This chart illustrates the performance of a hypothetical $100,000 investment made on July 31, 2012 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation

Top Ten Equity Holdings
Alphabet, Inc. – Class C	5.7%
Charter Communications, Inc. – Class A	5.5
Johnson & Johnson	4.0
Cinemark Holdings, Inc.	3.9
Union Pacific Corp.	3.8
Crown Holdings, Inc.	3.7
Liberty Global Plc – Series C	3.6
American Water Works Co., Inc.	3.5
EPR Properties	3.5
GlaxoSmithKline Plc	3.4
Total	40.6%

Fund holdings are subject to change.

Institutional Equity Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Shares		Value
Common Stocks: 91.3%

Aerospace & Defense: 1.4%
1,300	Boeing Co.	$171,262

Banks: 1.2%
2,270	JPMorgan Chase & Co.	151,159

Beverages: 2.3%
2,380	Diageo Plc – ADR	276,175

Chemicals: 1.0%
5,050	CF Industries Holdings, Inc.	122,968

Containers & Packaging: 10.6%
9,340	Berry Plastics Group, Inc.[1]	409,559
7,830	Crown Holdings, Inc.[1]	447,015
13,820	Graphic Packaging Holding Co.	193,342
13,585	Owens-Illinois, Inc.[1]	249,828
		1,299,744
Energy Equipment & Services: 4.6%
9,205	Halliburton Co.	413,121
1,960	Schlumberger Ltd.	154,134
		567,255
Equity Real Estate Investment Trusts – REITS: 4.5%
5,390	EPR Properties	424,409
550	Public Storage	122,727
		547,136
Health Care Equipment & Supplies: 1.1%
780	Teleflex, Inc.	131,079

Health Care Providers & Services: 3.2%
5,210	HCA Holdings, Inc.[1]	394,032

Independent Power & Renewable
Electricity Producers: 2.9%
3,095	NRG Yield, Inc. – Class A	50,511
18,165	NRG Yield, Inc. – Class C	308,078
		358,589
Industrial Conglomerates: 3.3%
13,720	General Electric Co.	406,386

Insurance: 1.3%
300	Alleghany Corp.[1]	157,506

Internet Software & Services: 5.7%
901	Alphabet, Inc. – Class C1	700,338

IT Services: 1.9%
1,325	FleetCor Technologies, Inc.[1]	230,192

Machinery: 1.9%
3,610	Pentair Plc	231,906

Media: 13.0%
2,484	Charter Communications,
	Inc. – Class A1	670,606
12,572	Cinemark Holdings, Inc.	481,256
13,425	Liberty Global Plc – Series C1	443,562
		1,595,424
Oil, Gas & Consumable Fuels: 2.1%
4,020	Anadarko Petroleum Corp.	254,707

Pharmaceuticals: 16.9%
1,815	Allergan Plc[1]	418,013
3,470	Bayer AG – ADR	348,735
9,695	GlaxoSmithKline Plc – ADR	418,145
4,110	Johnson & Johnson	485,514
5,105	Novartis AG – ADR	403,091
		2,073,498
Road & Rail: 3.9%
4,825	Union Pacific Corp.	470,582

Semiconductors & Semiconductor Equipment: 2.1%
6,780	Intel Corp.	255,945

Trading Companies & Distributors: 2.9%
12,495	Air Lease Corp.	357,107

Water Utilities: 3.5%
5,740	American Water Works Co., Inc.	429,582

Total Common Stocks
(Cost $8,573,734)		11,182,572

Partnerships & Trusts: 7.1%

Hotels, Restaurants & Leisure: 1.5%
3,155	Cedar Fair L.P.	180,750

Oil, Gas & Consumable Fuels: 5.6%
10,290	Enterprise Products Partners L.P.	284,313
5,630	Magellan Midstream Partners L.P.	398,266
		682,579
Total Partnerships & Trusts
(Cost $554,820)		863,329

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Schedule of Investments at September 30, 2016 (Unaudited)

Shares	Value
Short-Term Investments: 1.5%

186,342	Federated U.S. Treasury
Cash Reserves – Class I, 0.170%[2]	$186,342

Total Short-Term Investments
(Cost $186,342)	186,342
Total Investments in Securities: 99.9%
(Cost $9,314,896)	12,232,243
Other Assets in Excess of Liabilities: 0.1%	9,132
Total Net Assets: 100.0%	$12,241,375

ADR – American Depositary Receipt
REITS – Real Estate Investment Trusts
[1]	Non-income producing security.
[2]	Annualized seven-day yield as of September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at September 30, 2016 (Unaudited)

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
ASSETS
Investments in unaffiliated securities, at value
(cost $405,787,991, $4,902,351,383, $207,511,750
and $9,314,896, respectively) (Note 2)	$575,190,031	$4,858,866,048	$235,352,752	$12,232,243
Investments in securities of affiliated issuers, at value
(cost $—, $71,464,112, $493,711
and $—, respectively) (Note 6)	—	50,321,670	134,156	—
Total Investments in securities, at value
(cost $405,787,991, $4,973,815,495, $208,005,461
and $9,314,896, respectively)	575,190,031	4,909,187,718	235,486,908	12,232,243
Cash	—	45,166,982	1,777,006	—
Receivables:
Investment securities sold	—	16,705,985	20,984,462	—
Fund shares sold	141,610	11,548,061	24,876	—
Dividends and interest	748,960	81,536,886	2,379,603	19,246
Due from adviser	—	—	—	2,057
Prepaid expenses	21,873	53,157	19,161	18,823
Total assets	576,102,474	5,064,198,789	260,672,016	12,272,369

LIABILITIES
Payables:
Investment securities purchased	—	18,630,965	3,132,818	—
Fund shares redeemed	10,128,879	3,694,602	27,021	—
Investment advisory fees, net	466,219	2,917,244	212,521	—
Administration fees	45,101	318,160	17,167	2,239
Custody fees	11,770	48,378	6,245	3,663
Fund accounting fees	17,937	106,594	13,307	5,258
Transfer agent fees	55,265	360,054	12,904	3,749
Trustee fees	9,782	28,527	3,640	2,489
Audit fees	13,927	13,866	12,611	11,355
Chief Compliance Officer fees	1,522	1,522	1,522	1,522
Other accrued expenses	27,174	161,111	6,262	719
Total liabilities	10,777,576	26,281,023	3,446,018	30,994

NET ASSETS	$565,324,898	$5,037,917,766	$257,225,998	$12,241,375

COMPUTATION OF NET ASSET VALUE
Net assets	$565,324,898	$5,037,917,766	$257,225,998	$12,241,375
Shares issued and outstanding (unlimited number of
shares authorized without par value)	21,464,051	451,186,727	17,892,889	1,166,289
Net asset value, offering and redemption price per share	$26.34	$11.17	$14.38	$10.50

COMPONENTS OF NET ASSETS
Paid-in capital	$376,019,446	$5,389,201,371	$236,246,752	$9,017,693
Undistributed (accumulated) net investment income (loss)	5,324,384	11,410,139	5,712,181	(79,645)
Undistributed (accumulated) net realized
gain (loss) on investments	14,579,028	(298,065,967)	(12,214,382)	385,980
Net unrealized appreciation (depreciation) on investments	169,402,040	(64,627,777)	27,481,447	2,917,347
Net assets	$565,324,898	$5,037,917,766	$257,225,998	$12,241,375

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Six Months Ended September 30, 2016 (Unaudited)

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
INVESTMENT INCOME
Dividends from unaffiliated investments (net of $57,409, $0, $14,196
and $2,497, respectively, in foreign withholding taxes)	$4,582,615	$1,503,396	$1,346,156	$143,136
Interest from unaffiliated investments	79,531	148,501,413	4,317,359	421
Interest from affiliated investments	—	3,831,872	—	—
Total investment income	4,662,146	153,836,681	5,663,515	143,557

EXPENSES (Note 3)
Investment advisory fees	3,100,186	17,407,018	1,317,943	76,091
Transfer agent fees	179,938	1,395,067	36,225	10,266
Administration fees	124,662	879,957	48,745	4,184
Fund accounting fees	50,866	284,967	38,474	15,602
Reports to shareholders	26,080	157,047	6,110	1,021
Custody fees	22,525	125,930	12,405	4,972
Audit fees	13,927	13,866	12,611	11,355
Miscellaneous expense	13,830	71,049	5,914	2,668
Trustee fees	10,585	54,291	8,311	5,620
Registration fees	10,133	41,437	5,887	9,926
Chief Compliance Officer fees	4,522	4,522	4,522	4,522
Legal fees	2,555	2,849	2,849	2,555
Insurance expense	2,334	9,295	1,639	1,206
Interest expense	—	—	270	654
Total expenses	3,562,143	20,447,295	1,501,905	150,642
Fees waived by the Adviser	—	—	—	(61,122)
Net expenses	3,562,143	20,447,295	1,501,905	89,518
Net investment income	1,100,003	133,389,386	4,161,610	54,037

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on unaffiliated investments	27,230,248	(18,626,779)	1,716,710	1,752,324
Change in net unrealized appreciation/depreciation on investments	2,081,788	283,620,119	14,232,949	(732,124)
Net realized and unrealized gain on investments	29,312,036	264,993,340	15,949,659	1,020,200
Net increase in net assets resulting from operations	$30,412,039	$398,382,726	$20,111,269	$1,074,237

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,100,003	$2,726,105
Net realized gain on unaffiliated investments	27,230,248	157,553,085
Net realized loss on affiliated investments	—	(39,807,732)
Change in net unrealized appreciation/depreciation on investments	2,081,788	(229,559,601)
Net increase (decrease) in net assets resulting from operations	30,412,039	(109,088,143)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(3,790,711)
From realized gains	—	(143,900,216)
Total distributions to shareholders	—	(147,690,927)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(182,461,391)	(204,013,631)
Total decrease in net assets	(152,049,352)	(460,792,701)

NET ASSETS
Beginning of period/year	717,374,250	1,178,166,951
End of period/year	$565,324,898	$717,374,250
Undistributed net investment income	$5,324,384	$4,224,381

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2016		Year Ended
	(Unaudited)		March 31, 2016
	Shares	Value	Shares	Value
Shares sold	1,114,426	$28,558,267	3,514,285	$102,473,078
Shares issued in reinvestment of distributions	—	—	5,670,203	141,244,757
Shares redeemed	(8,181,581)	(211,019,658)	(14,414,364)	(447,731,466)
Net decrease	(7,067,155)	$(182,461,391)	(5,229,876)	$(204,013,631)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$133,389,386	$310,261,593
Net realized loss on unaffiliated investments	(18,626,779)	(186,877,033)
Change in net unrealized appreciation/depreciation on investments	283,620,119	(281,078,652)
Net increase (decrease) in net assets resulting from operations	398,382,726	(157,694,092)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(133,846,513)	(315,139,071)
Total distributions to shareholders	(133,846,513)	(315,139,071)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	6,497,200	(790,491,996)
Total increase (decrease) in net assets	271,033,413	(1,263,325,159)

NET ASSETS
Beginning of period/year	4,766,884,353	6,030,209,512
End of period/year	$5,037,917,766	$4,766,884,353
Undistributed net investment income	$11,410,139	$11,867,266

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2016		Year Ended
	(Unaudited)		March 31, 2016
	Shares	Value	Shares	Value
Shares sold	57,347,116	$629,202,862	173,332,215	$1,919,676,180
Shares issued in reinvestment of distributions	10,546,556	115,212,224	25,254,838	276,043,142
Shares redeemed	(67,545,861)	(737,917,886)	(273,758,372)	(2,986,211,318)
Net increase (decrease)	347,811	$6,497,200	(75,171,319)	$(790,491,996)

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,161,610	$7,995,654
Net realized gain (loss) on unaffiliated investments	1,716,710	(1,822,697)
Net realized loss on affiliated investments	—	(9,704,342)
Change in net unrealized appreciation/depreciation on investments	14,232,949	(28,498,452)
Net increase (decrease) in net assets resulting from operations	20,111,269	(32,029,837)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(8,077,603)
From realized gains	—	(3,848,194)
Total distributions to shareholders	—	(11,925,797)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(39,428,057)	(18,821,726)
Total decrease in net assets	(19,316,788)	(62,777,360)

NET ASSETS
Beginning of period/year	276,542,786	339,320,146
End of period/year	$257,225,998	$276,542,786
Undistributed net investment income	$5,712,181	$1,550,571

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2016		Year Ended
	(Unaudited)		March 31, 2016
	Shares	Value	Shares	Value
Shares sold	168,835	$2,337,531	2,012,862	$29,356,054
Shares issued in reinvestment of distributions	—	—	861,132	11,358,340
Shares redeemed	(3,044,369)	(41,765,588)	(4,230,965)	(59,536,120)
Net decrease	(2,875,534)	$(39,428,057)	(1,356,971)	$(18,821,726)

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2016	Year Ended
	(Unaudited)	March 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$54,037	$174,648
Net realized gain (loss) on unaffiliated investments	1,752,324	1,173,780
Net realized loss on affiliated investments	—	(1,975,587)
Change in net unrealized depreciation on investments	(732,124)	(4,666,300)
Net increase (decrease) in net assets resulting from operations	1,074,237	(5,293,459)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(230,559)
From realized gains	—	(5,810,575)
Total distributions to shareholders	—	(6,041,134)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(11,541,829)	(9,734,992)
Total decrease in net assets	(10,467,592)	(21,069,585)

NET ASSETS
Beginning of period/year	22,708,967	43,778,552
End of period/year	$12,241,375	$22,708,967
Undistributed (accumulated) net investment income (loss)	$(79,645)	$(133,682)

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2016		Year Ended
	(Unaudited)		March 31, 2016
	Shares	Value	Shares	Value
Shares sold	—	$—	137,091	$1,674,900
Shares issued in reinvestment of distributions	—	—	601,277	5,862,454
Shares redeemed	(1,127,117)	(11,541,829)	(1,664,244)	(17,272,346)
Net decrease	(1,127,117)	$(11,541,829)	(925,876)	$(9,734,992)

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,	Year Ended March 31,
	2016
	(Unaudited)	2016	2015	2014	2013	2012

Net asset value, beginning of period/year	$25.14	$34.90	$35.09	$32.08	$27.80	$28.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.04	0.09	0.26	0.39	0.14	0.25
Net realized and unrealized
gain (loss) on investments	1.16	(4.10)	2.55	5.42	5.21	(0.63)
Total from investment operations	1.20	(4.01)	2.81	5.81	5.35	(0.38)

LESS DISTRIBUTIONS:
From net investment income	—	(0.15)	(0.50)	(0.26)	(0.62)	—
From net realized gain	—	(5.60)	(2.50)	(2.54)	(0.45)	(0.30)
Total distributions	—	(5.75)	(3.00)	(2.80)	(1.07)	(0.30)
Paid-in capital from redemption fees	—	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$26.34	$25.14	$34.90	$35.09	$32.08	$27.80
Total return	4.77%[3]	(11.35)%	8.70%	18.55%	19.84%	(1.21)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	565.3	$717.4	$1,178.2	$1,163.5	$930.1	$1,088.6
Portfolio turnover rate	24%[3]	20%	29%	31%	24%	31%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.08%[4]	1.02%	0.98%	1.01%	1.03%	0.98%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.33%[4]	0.31%	0.74%	1.14%	0.50%	0.94%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,	Year Ended March 31,
	2016
	(Unaudited)	2016	2015	2014	2013	2012

Net asset value, beginning of period/year	$10.57	$11.46	$11.99	$11.86	$11.56	$11.80

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.30	0.60	0.63	0.58	0.63	0.65
Net realized and unrealized
gain (loss) on investments	0.60	(0.87)	(0.50)	0.09	0.31	(0.11)
Total from investment operations	0.90	(0.27)	0.13	0.67	0.94	0.54

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.62)	(0.64)	(0.53)	(0.64)	(0.67)
From net realized gain	—	—	(0.02)	(0.01)	—	(0.11)
Total distributions	(0.30)	(0.62)	(0.66)	(0.54)	(0.64)	(0.78)
Paid-in capital from redemption fees	—	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$11.17	$10.57	$11.46	$11.99	$11.86	$11.56
Total return	8.52%[3]	(2.39)%	1.12%	5.78%	8.34%	4.75%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$5,037.9	$4,766.9	$6,030.2	$6,882.7	$3,256.6	$2,253.9
Portfolio turnover rate	11%[3]	31%	58%	75%	82%	87%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.84%[4]	0.82%	0.82%	0.85%	0.91%	0.92%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	5.47%[4]	5.42%	5.38%	4.91%	5.43%	5.58%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,	Year Ended March 31,
	2016
	(Unaudited)	2016	2015	2014	2013	2012

Net asset value, beginning of period/year	$13.32	$15.34	$15.15	$13.45	$11.79	$11.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.22	0.37	0.38	0.40	0.29	0.27
Net realized and unrealized
gain (loss) on investments	0.84	(1.82)	0.53	1.78	1.76	0.10
Total from investment operations	1.06	(1.45)	0.91	2.18	2.05	0.37

LESS DISTRIBUTIONS:
From net investment income	—	(0.39)	(0.40)	(0.28)	(0.34)	(0.07)
From net realized gain	—	(0.18)	(0.32)	(0.20)	(0.05)	(0.16)
Total distributions	—	(0.57)	(0.72)	(0.48)	(0.39)	(0.23)
Paid-in capital from redemption fees	—	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$14.38	$13.32	$15.34	$15.15	$13.45	$11.79
Total return	7.96%[3]	(9.40)%	6.30%	16.40%	17.65%	3.41%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$257.2	$276.5	$339.3	$279.4	$176.3	$42.5
Portfolio turnover rate	25%[3]	44%	43%	61%	129%	160%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.14%[4]	1.13%	1.13%	1.15%	1.29%	1.48%
After fees waived or recouped	1.14%[4]	1.13%	1.13%	1.15%	1.34%	1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	3.16%[4]	2.56%	2.49%	2.76%	2.34%	2.38%
After fees waived or recouped	3.16%[4]	2.56%	2.49%	2.76%	2.29%	2.36%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months				Period From
	Ended				July 31, 2012[1]
	September	Year Ended March 31,			through
	30, 2016				March 31,
	(Unaudited)	2016	2015	2014	2013
Net asset value, beginning of period/year	$9.90	$13.60	$13.76	$11.84	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.03	0.06	0.13	0.15	0.03
Net realized and unrealized
gain (loss) on investments	0.57	(1.71)	0.98	2.19	1.82
Total from investment operations	0.60	(1.65)	1.11	2.34	1.85

LESS DISTRIBUTIONS:
From net investment income	—	(0.08)	(0.19)	(0.09)	(0.01)
From net realized gain	—	(1.97)	(1.08)	(0.33)	—
Total distributions	—	(2.05)	(1.27)	(0.42)	(0.01)
Paid-in capital from redemption fees	—	—	—	—	0.00 [3]
Net asset value, end of period/year .	$10.50	$9.90	$13.60	$13.76	$11.84
Total return	6.06%[4]	(11.93)%	8.84%	19.93%	18.55%[4]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$12.2	$22.7	$43.8	$57.2	$42.1
Portfolio turnover rate	16%[4]	41%	41%	31%	20%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.68%[5]	1.28%	1.13%	1.13%	1.26%[5]
After fees waived or recouped	1.00%[5]	1.00%	1.00%	1.00%	1.00%[5]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	(0.08)%[5]	0.20%	0.84%	1.05%	0.22%[5]
After fees waived or recouped	0.60%[5]	0.48%	0.97%	1.18%	0.48%[5]

[1]	Fund commenced operations on July 31, 2012.
[2]	Calculated using the average shares outstanding method.
[3]	Does not round to $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at September 30, 2016 (Unaudited)

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, and July 31, 2012, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Institutional Equity Fund is to attain long-term total returns, which it seeks by investing approximately 95% of its net assets in equity securities.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities, which may include Real Estate Investment Trusts (“REIT’s”), Business Development Companies (“BDC’s”) and Master Limited Partnerships (“MLP’s”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REIT’s, BDC’s, and MLP’s that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at September 30, 2016 (Unaudited)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$488,410,248	$—	$—	$488,410,248
Partnerships & Trusts^	35,860,995	—	—	35,860,995
Short-Term Investments	50,918,788	—	—	50,918,788
Total Investments in Securities	$575,190,031	$—	$—	$575,190,031

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,797,695	$—	$—	$1,797,695
Convertible Preferred Stocks	—	—	48,428,172	48,428,172
Corporate Bonds^*	—	3,546,037,084	70,664,156	3,616,701,240
Convertible Bonds^	—	129,010,581	—	129,010,581
Private Mortgage
Backed Obligations	—	—	21,807,000	21,807,000
Short-Term Investments	1,091,443,030	—	—	1,091,443,030
Total Investments in Securities	$1,093,240,725	$3,675,047,665	$140,899,328	$4,909,187,718

^ See Schedule of Investments for industry breakouts.
* See Schedule of Investments for disclosure of Level 3 securities.

The Fund did not have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Funds | Notes to Financial Statements at September 30, 2016 (Unaudited)

The following is a reconciliation of the Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2016	$106,740,748
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	12,351,580
Purchases	21,807,857
Sales/Paydowns	(857)
Transfer in and/or out of Level 3	—
Balance as of September 30, 2016	$140,899,328
Change in unrealized appreciation/depreciation
for Level 3 investments held at September 30, 2016:	$12,351,580

	Fair Value at
Type of Security	9/30/2016	Valuation Techniques	Unobservable Input	Input Value(s)
Convertible
Preferred Stocks	$48,428,172	Convertible Valuation Model	• Credit Spread	4%
			• Volatility	28.38%
Corporate Bonds	$70,664,156	Comparable Securities	• Adjustment to yield	38bps – 300bps
Private Mortgage
Backed Obligations	$21,807,000	Issue Price	• Market Data	$100

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Higher volatility would decrease price and lower volatility would increase price. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$119,619,072	$—	$—	$119,619,072
Convertible Preferred Stocks	—	—	1,241,748	1,241,748
Partnerships & Trusts^	10,435,320	—	—	10,435,320
Corporate Bonds^*	—	91,302,579	2,221,920	93,524,499
Convertible Bonds^	—	7,337,344	—	7,337,344
Private Mortgage
Backed Obligations	—	—	642,000	642,000
Short-Term Investments	2,686,925	—	—	2,686,925
Total Investments in Securities	$132,741,317	$98,639,923	$4,105,668	$235,486,908

^ See Schedule of Investments for industry breakouts.
* See Schedule of Investments for disclosure of Level 3 securities.

The Fund did not have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Funds | Notes to Financial Statements at September 30, 2016 (Unaudited)

The following is a reconciliation of the Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2016	$3,128,176
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	335,492
Purchases	642,143
Sales/Paydowns	(143)
Transfer in and/or out of Level 3	—
Balance as of September 30, 2016	$4,105,668
Change in unrealized appreciation/depreciation
for Level 3 investments held at September 30, 2016:	$335,492

	Fair Value at
Type of Security	9/30/2016	Valuation Techniques	Unobservable Input	Input Value(s)
Convertible
Preferred Stocks	$1,241,748	Convertible Valuation Model	• Credit Spread	4%
			• Volatility	28.38%
Corporate Bonds	$2,221,920	Comparable Securities	• Adjustment to yield	38bps – 300bps
Private Mortgage
Backed Obligations	$642,000	Issue Price	• Market Data	$100

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Higher volatility would decrease price and lower volatility would increase price. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Institutional
Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$11,182,572	$—	$—	$11,182,572
Partnerships & Trusts^	863,329	—	—	863,329
Short-Term Investments	186,342	—	—	186,342
Total Investments in Securities	$12,232,243	$—	$—	$12,232,243

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 securities during the period.
B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

Osterweis Funds | Notes to Financial Statements at September 30, 2016 (Unaudited)

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.
As of March 31, 2016, the Funds deferred, on a tax basis, post-October losses of:

Osterweis Fund	$16,699,622
Osterweis Strategic Income Fund	—
Osterweis Strategic Investment Fund	13,669,376
Osterweis Institutional Equity Fund	1,254,557

For the year ended March 31, 2016, the Funds had the following capital loss carryovers available for federal income tax purposes:

Unlimited Expiration
	Short-Term	Long-Term	Total
Osterweis Fund	$—	$—	$—
Osterweis Strategic Income Fund	$46,450,792	$232,089,069	$278,539,861
Osterweis Strategic Investment Fund	$—	$—	$—
Osterweis Institutional Equity Fund	$—	$—	$—

As of September 30, 2016, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of September 30, 2016, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REIT’s are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Osterweis Funds | Notes to Financial Statements at September 30, 2016 (Unaudited)

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”). Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund and Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of average daily net assets over $2.5 billion. For the Osterweis Institutional Equity Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.85% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the six months ended September 30, 2016, the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund incurred $3,100,186, $17,407,018, $1,137,943 and $76,091, respectively, in advisory fees.  The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the Osterweis Institutional Equity Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratios of expenses to average net assets will not exceed 1.00%. The expense cap will remain in effect until at least June 30, 2018, and may continue thereafter for an indefinite period, as determined by the Board of Trustees. The Adviser is permitted to seek reimbursement from the Osterweis Institutional Equity Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three fiscal years after such payment. For the six months ended September 30, 2016, the Adviser waived $61,122 in fees in the Osterweis Institutional Equity Fund. As of September 30, 2016, the remaining cumulative amount the Adviser may be reimbursed was $296,027.

The Adviser may recapture a portion of the above no later than the dates as stated.  Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third fiscal year after the reimbursement was paid.

Date of Expiration	Amount
March 31, 2017	$65,802
March 31, 2018	69,097
March 31, 2019	100,006
March 31, 2020	61,122
Total	$296,027

Osterweis Funds | Notes to Financial Statements at September 30, 2016 (Unaudited)

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration and Chief Compliance Officer Services for the six months ended September 30, 2016 are disclosed in the Statements of Operations.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as each Fund’s custodian. Both the Distributor and Custodian are affiliates of USBFS.

Each Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) for Sub-Transfer fees paid to third-party intermediaries. All Arrangements must be approved by the Board of Trustees. For the six months ended September 30, 2016, Sub-Transfer Agent fees incurred by the Funds, as well as fees paid to USBFS as the Transfer Agent for the Funds, were as follows:

	Sub-Transfer	Transfer
	Agent Fees	Agent Fees	Total
Osterweis Fund	$140,748	$39,190	$179,938
Osterweis Strategic Income Fund	1,087,884	307,183	1,395,067
Osterweis Strategic Investment Fund	16,781	19,444	36,225
Osterweis Institutional Equity Fund	165	10,101	10,266

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, for the six months ended September 30, 2016, are as follows:

	Purchases	Sales
Osterweis Fund	$133,222,426	$190,502,404
Osterweis Strategic Income Fund	445,772,423	970,211,241
Osterweis Strategic Investment Fund	63,178,171	98,462,624
Osterweis Institutional Equity Fund	2,779,122	13,474,028

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the six months ended September 30, 2016 and the year ended March 31, 2016, were as follows:

	Ordinary Income
	September 30, 2016	March 31, 2016
Osterweis Fund	$—	$3,790,711
Osterweis Strategic Income Fund	133,846,513	315,139,071
Osterweis Strategic Investment Fund	—	8,077,603
Osterweis Institutional Equity Fund	—	158,949

	Long-Term Capital Gains*
	September 30, 2016	March 31, 2016
Osterweis Fund	$—	$143,900,216
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	3,848,194
Osterweis Institutional Equity Fund	—	5,882,185

* Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b) (3).

Osterweis Funds | Notes to Financial Statements at September 30, 2016 (Unaudited)

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:
		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
Cost of investments	$552,055,517	$5,010,274,727	$261,943,459	$19,176,677
Gross tax unrealized appreciation	192,324,595	52,744,094	29,153,309	4,578,087
Gross tax unrealized depreciation	(25,725,289)	(401,891,317)	(16,147,905)	(1,174,085)
Net tax unrealized appreciation	166,599,306	(349,147,223)	13,005,404	3,404,002
Undistributed ordinary income	4,171,399	11,867,266	1,531,949	—
Undistributed long-term capital gain	4,792,330	—	—	—
Total distributable earnings	8,963,729	11,867,266	1,531,949	—
Other accumulated gain/(loss)	(16,669,622)	(278,539,861)	(13,669,376)	(1,254,557)
Total accumulated gain	$158,893,413	$(615,819,818)	$867,977	$2,149,445

For the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For the Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale deferrals.

Note 6 – Investments in Affiliates

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisers. For the six months ended September 30, 2016 the Funds had the following transactions with affiliated companies:

Osterweis Strategic Income Fund

	Share/Par			Share/Par
	Balance			Balance	Realized			Value
	March 31,			September 30,	Gain	Interest	Dividend	September 30,
Issuer	2016	Acquisitions	Sales	2016	(Loss)	Income	Income	2016	Cost
A.M. Castle
& Co.	—	2,247,119	—	2,247,119	$—	$—	$—	$1,797,695	$6,564,957
A.M. Castle
& Co.	63,638,000	—	—	63,638,000	—	3,831,872	—	48,523,975	64,899,155
Total					$—	$3,831,872	$—	$50,321,670	$71,464,112

Osterweis Strategic Investment Fund

	Share/Par			Share/Par
	Balance			Balance	Realized			Value
	March 31,			September 30,	Gain	Interest	Dividend	September 30,
Issuer	2016	Acquisitions	Sales	2016	(Loss)	Income	Income	2016	Cost
A.M. Castle
& Co.	—	167,695	—	167,695	$—	$—	$—	$134,156	$493,711

Osterweis Funds | Notes to Financial Statements at September 30, 2016 (Unaudited)

Note 7 – Line of Credit

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. The maximum lines of credit as of September 30, 2016 for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund are $100,000,000, $300,000,000, $30,000,000 and $2,000,000, respectively. For the six months ended September 30, 2016, the average interest rate on the outstanding principal amount for the Osterweis Institutional Equity Fund and Osterweis Strategic Investment Fund was 3.50%.  During the six months ended September 30, 2016, the average daily balances were $0, $0, $14,957 and $40,808, respectively. The maximum amounts outstanding during the six months ended September 30, 2016 were $0, $0, $2,105,000 and $1,719,000, respectively. Interest expenses for the six months ended September 30, 2016 are disclosed in the Statements of Operations.  During the six months ended September 30, 2016, the Osterweis Fund and Osterweis Strategic Income Fund did not utilize their lines of credit. At September 30, 2016, none of the Funds had a line of credit payable balance.

Osterweis Funds | Expense Examples For the Six Months Ended September 30, 2016 (Unaudited)

As a shareholder of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund” and collectively the “Funds”), you incur ongoing costs, including investment advisory fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 – September 30, 2016).

Actual Expenses

The first line of each Fund’s table provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The examples include, but not limited to, investment advisory, fund accounting, custody and transfer agent fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund’s table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Osterweis Funds | Expense Examples For the Six Months Ended September 30, 2016 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	April 1, 2016	September 30, 2016	During the Period*
Osterweis Fund
Actual	$1,000.00	$1,047.70	$5.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.65	$5.47

Osterweis Strategic Income Fund
Actual	$1,000.00	$1,085.20	$4.39
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.86	$4.26

Osterweis Strategic Investment Fund
Actual	$1,000.00	$1,079.60	$5.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.35	$5.77

Osterweis Institutional Equity Fund
Actual	$1,000.00	$1,060.60	$5.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.05	$5.06

*
The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund were 1.08%, 0.84%, 1.14% and 1.00% (reflecting fee waivers in effect), respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one half-year period).

Additional Information (Unaudited)

Information About Proxy Voting

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30th is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds’ shareholders and in the quarterly holdings report on Form N- Q. The Funds’ Form N- Q is available without charge, upon request, by calling toll-free at (866) 236-0050. Furthermore, these reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Approval of Investment Advisory Agreements (Unaudited)

At a meeting held on August 8, 2016, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Osterweis Capital Management, Inc. for Osterweis Fund and Osterweis Capital Management, LLC for the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund,” and together, the “Funds”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC are referred to individually as an “Adviser” and collectively as the “Advisers” or “Osterweis.”  At this meeting and at a prior meeting held on May 23, 2016, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Advisers’ overall services provided to the Funds as well as their specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their chief compliance officer and the Advisers’ compliance record, and the Advisers’ disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with the Advisers in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisers’ risk management process.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements, and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisers.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Osterweis Fund, the Board noted that the Fund underperformed its peer group median for the year-to-date, one-year, three-year, five-year and ten-year periods ended March 31, 2016.  The Board also considered the Fund’s underperformance compared to the Adviser’s other similarly managed accounts for the one-year, three-year, five-year and ten-year periods ended March 31, 2016, and considered the reasons given by the Adviser for such underperformance.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year, five-year and ten-year periods ended March 31, 2016.

For the Osterweis Strategic Income Fund, the Board noted that the Fund underperformed its peer group median for the year-to-date, five-year, and ten-year periods and outperformed for the one-year and three-year periods ended March 31, 2016.  The Board also considered the Fund’s underperformance compared to the Adviser’s other similarly managed accounts for the one-year, three-year, five-year and ten-year periods ended March 31, 2016.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year and five-year periods, but outperformed for the ten-year period ended March 31, 2016.

Approval of Investment Advisory Agreements (Unaudited)

For the Osterweis Strategic Investment Fund, the Board noted that the Fund had underperformed its peer group median for the year-to-date, one-year, three-year and five-year periods ended March 31, 2016.  The Board also considered the Fund’s underperformance compared to the Adviser’s other similarly managed accounts for the one-year and three-year periods and outperformance compared to the Adviser’s other similarly managed accounts for the five-year period ended March 31, 2016.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year, and five-year periods ended March 31, 2016.

For the Osterweis Institutional Equity Fund, the Board noted that the Fund underperformed its peer group median for the year-to-date, one-year and three-year periods ended March 31, 2016.  The Board also considered the Fund’s underperformance compared to the Adviser’s other similarly managed accounts for the one-year and three-year periods ended March 31, 2016.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year and three-year periods ended March 31, 2016.  In considering the performance of the Osterweis Institutional Equity Fund, the Board considered that the Fund has only three years of operations.

In reviewing performance, the Board took into account that recent relative performance, measured through March 31, 2016, has been poor, and that this recent underperformance has impacted comparative performance across multiple time periods specifically for the Osterweis Fund and the Osterweis Strategic Income Fund.  The Board also took into account that performance for the Osterweis Fund and the Osterweis Strategic Income Fund measured through various prior periods had been much more competitive than performance measured through March 31, 2016.  The Board took into account the explanations provided by Osterweis as to the reasons for its recent underperformance and determined to continue to closely monitor performance of the Funds.

3.
The costs of the services provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to the Funds were generally lower than the fees charged by the Advisers to their similarly managed separate account clients, but to the extent fees charged to a Fund were higher than for similarly managed separate accounts of similar size, the differences were due to a number of factors.

For the Osterweis Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Institutional Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee

Approval of Investment Advisory Agreements (Unaudited)

and net expense ratio were lower than that of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisers that should be shared with shareholders.  The Board noted that the Advisory Agreements each contained breakpoints in the advisory fee and that the Adviser had contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Osterweis Institutional Equity Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisers and their affiliates from their relationship with the Funds. The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisers.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisers were not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisers, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interest of each Fund and its shareholders.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

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Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box
701 Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Institutional Equity Fund	OSTEX	74316J524

OWRPSEMI – 0916

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Principal Executive Officer and Treasurer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     December 2, 2016

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date     December 2, 2016

* Print the name and title of each signing officer under his or her signature.